EXHIBIT 3.1A
                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           BENJAMIN ACQUISITIONS, INC.

            Under Section 242 of the Delaware General Corporation Law


The undersigned, being the president of the BENJAMIN ACQUISITIONS, INC. (the "Corporation"), in order to amend the Corporation's Certificate of Incorporation, does hereby certify that:

     FIRST:     The  name  of  the  Corporation  is  Benjamin Acquisitions, Inc.

     SECOND:     The  Certificate  of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 9, 2000.

     THIRD: Pursuant to the General Corporation Law, Paragraph First of the Certificate of Incorporation of the Corporation, relating to the name of the Corporation is hereby amended to be "HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC." from "BENJAMIN ACQUISTIONS, INC.", as approved by the Corporation's board of directors and shareholders.

     FOURTH: The foregoing amendments to the Certificate of Incorporation were authorized by the majority written consent of the holders of all of the outstanding shares of the Corporation entitled to vote, said authorization being subsequent to the affirmative vote of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment on this 8th day of January 2002.


                        ______________________________________
                        Yaacov  Ronnel,
                        President  and  Chairman  of  the  Board  of  Directors

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                  HOTEL OUTSOURCE MANAGMENT INTERNATIONAL INC.
                 (Formerly known as Benjamin Acquisitions, Inc.)

            Under Section 242 of the Delaware General Corporation Law

The undersigned, being the president of the HOTEL OUTSOURCE MANAGMENT INTERNATIONAL INC. (the "Corporation"), in order to amend the Corporation's Certificate of Incorporation, does hereby certify that:

     FIRST:     The  name  of  the  Corporation  is  HOTEL  OUTSOURCE  MANAGMENT
     -----
INTERNATIONAL  INC.


     SECOND:     The  Certificate  of Incorporation of the Corporation was filed
     ------
with the office of the Secretary of State of the State of Delaware on November 9, 2000.

          THIRD:The  Certificate of Incorporation of the Corporation was amended
          ------
on February 7, 2002 to change the name from Benjamin Acquisitions, Inc. to Hotel Outsource Management International, Inc.

     FOURTH:     Pursuant  to  the  General Corporation Law, Paragraph Fourth of
     ------
the Certificate of Incorporation of the Corporation, relating to the capitalization of the Corporation is hereby amended to read "The total number of shares of stock which this corporation is authorized to issue is 35,000,000 shares of which 30,000,000 shall be common shares at .001 par value and 5,000,000 shall be preferred shares at .001 par value," which shall change the par value of the common shares and the preferred shares of the Corporation, as approved by the Corporation's board of directors and shareholders.

     FOURTH: The foregoing amendment to the Certificate of Incorporation was authorized by the majority written consent of the holders of all of the outstanding shares of the Corporation entitled to vote, said authorization being subsequent to the affirmative vote of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment on this 14th day of May 2002.

                         ____________________
                         Jacob  Ronnel,
                         President  and  Chairman  of  the  Board  of  Directors

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                  HOTEL OUTSOURCE MANAGMENT INTERNATIONAL INC.
                 (Formerly known as Benjamin Acquisitions, Inc.)

            Under Section 242 of the Delaware General Corporation Law

The undersigned, being the president of the HOTEL OUTSOURCE MANAGMENT INTERNATIONAL INC. (the "Corporation"), in order to amend the Corporation's Certificate of Incorporation, does hereby certify that:

     FIRST:     The  name  of  the  Corporation  is  HOTEL  OUTSOURCE  MANAGMENT
     -----
INTERNATIONAL  INC.


     SECOND:     The  Certificate  of Incorporation of the Corporation was filed
     ------
with the office of the Secretary of State of the State of Delaware on November 9, 2000.

     THIRD:     The  Certificate of Incorporation of the Corporation was amended
     ------
on February 7, 2002 to change the name from Benjamin Acquisitions, Inc. to Hotel Outsource Management International, Inc.

     FOURTH:     Pursuant  to  the  General Corporation Law, Paragraph Fourth of
     ------
the Certificate of Incorporation of the Corporation, relating to the capitalization of the Corporation is hereby amended to read "The total number of shares of stock which this corporation is authorized to issue is 35,000,000 shares of which 30,000,000 shall be common shares at .001 par value and 5,000,000 shall be preferred shares at .001 par value," which shall change the par value of the common shares and the preferred shares of the Corporation, as approved by the Corporation's board of directors and shareholders.

     FOURTH: The foregoing amendment to the Certificate of Incorporation was authorized by the majority written consent of the holders of all of the outstanding shares of the Corporation entitled to vote, said authorization being subsequent to the affirmative vote of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment on this 14th day of May 2002.

                       ________________________
                       Jacob  Ronnel,
                       President  and  Chairman  of  the  Board  of  Directors